SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
——————
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

FIBERSTARS, INC.
(Name of Registrant as Specified in Its Charter)
__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

May 1, 2007

Dear Shareholder:

This year’s annual meeting of shareholders will be held on June 14, 2007 at 1:00 P.M., local time, at the principal executive offices of Fiberstars, Inc., 32000 Aurora Road, Solon, Ohio 44139. You are cordially invited to attend.

The Notice of Annual Meeting of Shareholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, have been made a part of this invitation.

After reading the Proxy Statement, please promptly mark, date, sign and return the enclosed proxy in the pre-paid envelope to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU DATE, SIGN AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders are important.

The Proxy Statement and related proxy form, as well as a copy of the Company’s 2006 Annual Report to Shareholders, are being sent on or about May 10, 2007.

The Board of Directors and management look forward to seeing you at the annual meeting.

Very truly yours,

/s/ John M. Davenport
John M. Davenport
President and Chief Executive Officer

FIBERSTARS, INC.
32000 AURORA ROAD
SOLON, OHIO 44139

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 14, 2007

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Fiberstars, Inc. (the “Company”) will be held on June 14, 2007, at 1:00 P.M., local time, at the principal corporate offices of Fiberstars, Inc., 32000 Aurora Road, Solon, Ohio, for the following purposes:
1
1.
To elect seven directors to serve for the ensuing year or until their successors are elected and qualified, the nominees for which are as follows: John M. Davenport, John B. Stuppin, Ronald A. Casentini, Michael Kasper, Paul von Paumgartten, David N. Ruckert and Philip E. Wolfson.

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on April 25, 2007 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John M. Davenport
John M. Davenport
President and Chief Executive Officer
Solon, Ohio
May 1, 2007

IMPORTANT: Please mark, date, sign and promptly mail the enclosed proxy card at your earliest convenience in the accompanying postage-paid envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

[This page intentionally left blank.]

[This page intentionally left blank.]

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

FIBERSTARS, INC.
32000 AURORA ROAD
SOLON, OHIO 44139

INFORMATION CONCERNING SOLICITATION AND VOTING OF PROXIES General

The enclosed proxy is solicited on behalf of the Board of Directors of Fiberstars, Inc., a Delaware corporation (“Fiberstars” or the “Company”), for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 14, 2007 at 1:00 P.M., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal executive offices of Fiberstars, Inc., 32000 Aurora Road, Solon, Ohio.

This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about May 10, 2007. The cost of soliciting these proxies will be borne by the Company. Regular employees and directors of the Company may solicit proxies in person, by telephone, or by mail. No additional compensation will be given to employees or directors for such solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either by delivering to the Company (32000 Aurora Road, Solon, Ohio, Attention: John M. Davenport) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If a proxy is properly signed and not revoked, the shares it represents will be voted in accordance with the instructions of the shareholder.

Record Date and Share Ownership

Only shareholders of record at the close of business on April 25, 2007 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. The Company has 11,473,606 shares of Common Stock, par value $.0001 per share (“Common Stock”), issued and outstanding.

Voting

Each share of Common Stock held as of the Record Date entitles its holder to one vote on matters to be acted upon at the Annual Meeting, including the election of directors. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections. The Inspector of Elections will also determine whether or not a quorum is present. Except with respect to the election of directors and except in certain other specific circumstances, the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is required under Delaware law for approval of proposals presented to shareholders. Withholding authority to vote on one or more nominees for election as directors will have the practical effect of voting against the election of such nominees for director, because withhold votes will be treated as votes cast under Delaware law. If shares are held in street name through a broker, bank or other nominee and beneficial owners do not provide instructions on how to vote, the broker or other nominee may have authority to vote these shares on certain matters, including the election of directors. When a broker cannot vote on behalf of the beneficial owners pursuant to the rules of the Nasdaq Stock Exchange, the un-voted shares are commonly referred to as "broker non-votes." Broker non-votes on one or more matters are not considered votes cast for voting purposes (although broker non-votes are counted for purposes of establishing a quorum).

The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR the election of the seven nominees for director listed in this Proxy Statement, FOR the ratification of the appointment of Grant Thornton, LLP as the Company’s independent auditors and as the proxy holders deem advisable on other matters that may properly come before the meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will not be considered as voting with respect to that matter. Under Delaware law, a non-vote will have no effect on the outcome of any of the matters referred to in this Proxy Statement.

PROPOSAL NO.1: ELECTION OF DIRECTORS

Nominees

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, regardless of whether any other names are placed in nomination by anyone other than one of the proxy holders. If the candidacy of any one or more of such nominees should, for any reason, be withdrawn, the proxy holders will vote in favor of the remainder of those nominated and for such substituted nominees, if any, as shall be des-ignated by the Board of Directors, taking into account any recommendations of the Nominating and Corporate Governance Committee, or the number of directors to be elected at this time may be reduced by the Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

If a quorum is present and voting, the nominees receiving the highest number of votes will be elected as directors at the Annual Meeting to serve until the next annual meeting or until their respective successors are duly elected or appointed.

The Company’s Bylaws provide that the number of directors of the Company shall be no less than five and no more than nine, with the exact number within such range to be fixed by amendment of the Bylaws adopted by the shareholders or by the Board of Directors. The number of directors is currently fixed at seven. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has designated, the seven nominees listed below. Biographical information concerning each nominee is set forth below:

Name	Age	Director Since	Background
John M. Davenport	61	2006
Mr. Davenport was appointed Chief Executive Officer and a director in July 2005. Mr. Davenport joined us in November 1999 as Vice President, Chief Technology Officer and was appointed Chief Operating Officer in July 2003. Prior to joining Fiberstars, Mr. Davenport served as President of Unison Fiber Optic Lighting Systems, LLC, from 1998 to 1999. Mr. Davenport began his career at GE Lighting in 1972 as a research physicist and thereafter served 25 years in various capacities including GE Lighting's research and development manager and as development manager for high performance LED projects. He is a recognized expert in light sources, lighting systems and lighting applications, with special emphasis in low wattage discharge lamps, electronic ballast technology and distributed lighting systems using fiber optics.

John B. Stuppin	73	1993
Mr. Stuppin was elected Chairman of the Board in May 1995. Since September 1987, Mr. Stuppin has served in various executive capacities with Neurobiological Technologies, Inc. (“NTI”), a biomedical development company he co-founded, and he currently serves as a director of NTI. Mr. Stuppin also has been an investment banker and a venture capitalist, with over 25 years of experience in the founding and management of companies active in emerging technologies.

Ronald A. Casentini	68	2005
Mr. Casentini joined the board in September 2005. Since 1980 he has served as treasurer, secretary and a director of Xidak, Inc., a software company he co-founded. He has also served as president and a director of The Anorcase Foundation, a private operating foundation since November 2000.  Mr. Casentini has more than 30 years experience working with entrepreneurial companies, particularly in the emerging technology sector, and venture capital investment firms. He has served in various executive capacities for a number of companies with which he was associated, principally as Chief Financial Officer and financial advisor to their boards of directors.

Name	Age	Director Since	Background
Michael Kasper	57	2004
Mr. Kasper joined the Board in November 2004. From March 2003 to April 2006 he served as President and CEO of United Way of Sonoma-Mendecino-Lake counties in California. From January 1997 to March 2003, he served as a director for United Way of Sonoma-Mendecino-Lake counties in California. Prior to that, from February 1996 to June 2001, Mr. Kasper was Vice President, Human Resources at JDS Uniphase Corporation, a telecommunications firm. At JDS Uniphase he was operations general manager at their OCLI subsidiary. From June 1972 to September 1995, Mr. Kasper was an executive, holding various positions, at Procter & Gamble Company, a consumer products company.

Paul von Paumgartten	60	2004
Mr. von Paumgartten joined the Board in October 2004. From 1982 up to the present he as held various positions at Johnson Controls, Inc., most recently serving as Director, Energy & Environment since October 1999. Prior to that he was Director of Performance Contracts at Johnson Controls, Inc. Mr. von Paumgartten also was instrumental in the formation of LEEDTM (Leadership in Energy and Environmental Design), the energy efficiency qualification program of the U.S. Green Building Council. This is a qualification program for sustainable design developed by an industry coalition representing many segments of the building industry. Mr. von Paumgartten serves as treasurer for LEEDTM.

David N. Ruckert	69	1987
Mr. Ruckert joined the Company in November 1987 as President, Chief Operating Officer and a director. He served as Chief Executive Officer of the Company from October 1988 to July 2006 and served as Secretary of the Company from February 1990 to February 1994. From June 1985 to October 1987, he was Executive Vice President of Greybridge, a toy company which he co-founded that was later acquired by Worlds of Wonder in 1987. Prior to that time, he was Executive Vice President of Atari from October 1982 to June 1984 and was a Manager/ Vice President of Bristol-Myers Company in New York from October 1966 to October 1982.

Philip E. Wolfson	63	1987
Dr. Wolfson joined the Board in January 1986. Since 1998, Dr. Wolfson has served as Chief Executive Officer of Phytos, Inc., an herbal medicine development company. He has been Assistant Clinical Professor at the University of California School of Medicine in San Francisco since 1986 and has maintained a private practice in psychiatric medicine since 1982. Dr. Wolfson also served as a director and a consultant to NTI from 1989 to 1992

Corporate Govenance

Director Independence

The Board of Directors has determined each of the following directors to be an “independent director” as that term is defined by applicable listing standards of The NASDAQ Stock Market and SEC rules:

John B. Stuppin
Ronald A. Casentini
Michael Kasper
Paul von Paumgartten
Philip E. Wolfson

In this proxy statement these five directors are referred to individually as an “Independent Director” and collectively as the “Independent Directors.”

Board Meetings and Committees; Annual Meeting Attendance

The Board of Directors held a total of seven meetings during the fiscal year ended December 31, 2006. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve. In 2006, Mr. Davenport represented the Board at the annual meeting. The Board of Directors has appointed a Compensation Committee, an Audit and Finance Committee and a Nominating and Corporate Governance Committee. The Board has determined that each director who serves on these committees is an Independent Director. The Board has approved a charter for each of these committees which is available on the Company’s website: www.fiberstars.com.

The Compensation Committee of the Board of Directors, which currently consists of Messrs. Wolfson (Chairman), Cassentini and Kasper, held two meetings in 2006. The Compensation Committee’s primary functions are to discharge the responsibilities of the Board of Directors relating to compensation of the Company’s executive officers and to produce a report on executive compensation for inclusion in the Company’s annual proxy statement. Other specific duties and responsibilities of the Compensation Committee are to: review and recommend to the Board corporate goals and objectives relevant to compensation of the chief executive officer, evaluate his performance in light of such goals and objectives and set his compensation level based on this evaluation; develop and monitor compensation arrangements for executive officers of the Company, including review and approval of individual compensation; recommend to the Board guidelines for the review of the performance and establishment of compensation and benefit policies for all other employees; make recommendations regarding compensation plans and policies; administer the Company’s stock option plans and other compensation plans; and make recommendations to the Board regarding compensation of the Board of Directors.

The Audit and Finance Committee of the Board of Directors, which currently consists of Messrs. Cassentini (Chairman), Stuppin and Kasper, held four meetings in 2006. The Audit and Finance Committee’s primary functions are to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements and other financial information, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditors and the performance of the Company’s internal audit function. Other specific duties and responsibilities of the Audit and Finance Committee are to: appoint, compensate, evaluate and, when appropriate, replace the Company’s independent auditors; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent auditors’ relationship with the Company; and meet with the independent auditors and management to discuss and review the Company’s financial statements, internal controls, and auditing, accounting and financial reporting processes.

The Nominating and Corporate Governance Committee of the Board of Directors, which currently consists of Messrs. Kasper (Chairman), Wolfson and vonPaumgartten held no meetings in 2006. The Nominating and Corporate Governance Committee’s primary functions are to seek, evaluate and recommend nominees for election to the Board of Directors and to oversee matters of corporate governance. Other specific duties and responsibilities of the Nominating and Corporate Governance Committee are to: determine the composition of the committees of the Board; make recommendations regarding candidates for director proposed by shareholders; consider and plan for executive officer succession as well as review management development and succession programs; review on an annual basis the performance of the Board and of management; and consider and make recommendations on matters related to the practices, policies and procedures of the Board.

The Company does not have a policy regarding attendance by the Directors at the Company’s Annual Meeting. Two members of the Board of Directors were present at the annual meeting held June 15, 2006.

Nominating and Corporate Governance Committee
The Company’s Nominating and Corporate Governance Committee serves as the standing nominating committee of the Board of Directors, currently consisting of Messrs. Kasper (Chairman), Wolfson and vonPaumgartten. The Board has approved a charter for the Nominating and Corporate Governance Committee, which is available on the Company’s website: www.fiberstars.com.

The Board of Directors nominates directors for election at each annual meeting of shareholders and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election. The Board of Directors has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all shareholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to the Company and the Board, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of “independent director” under the rules of The NASDAQ Stock Market. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

Prior to each annual meeting of shareholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the Director, or a vacancy is created on the Board as a result of a resignation, an increase in the size of the board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee and by shareholders. A shareholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Committee in writing, with any supporting material the shareholder considers appropriate, at the following address: Fiberstars, Inc., 32000 Aurora Road, Solon, Ohio 44139.

Audit Committee
The Company’s Audit and Finance Committee acts as the standing audit committee of the Board of Directors, currently consisting of Messrs. Cassentini (Chairman), Stuppin and Kasper,. The Board of Directors has determined that Messrs. Cassentini and Stuppin each is an “audit committee financial expert” as defined by SEC rules and an Independent Director. The Board has approved a charter for the Audit and Finance Committee, which is available on the Company’s website: www.fiberstars.com.

REPORT OF THE AUDIT AND FINANCE COMMITTEE

The Audit and Finance Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. It is not the duty of the Audit and Finance Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit and Finance Committee reviewed and has discussed the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 with the Company’s management and its independent auditors. The Audit and Finance Committee met privately with the independent auditors and discussed issues deemed significant by the auditors, including those required by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as amended. In addition, the Audit and Finance Committee has received the written disclosures from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with the Audit Committee) and discussed with the independent auditors their independence from the Company.

Based upon the reviews and discussions outlined above, the Audit and Finance Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

The foregoing report has been furnished by the Audit and Finance Committee of the Board of Directors of Fiberstars, Inc.

AUDIT COMMITTEE
Ronald A. Casentini, Chairman
John B. Stuppin
Michael Kasper

Compensation Committee

The has a standing Compensation Committee of the Board of Directors, currently consisting of Messrs. Wolfson (Chairman), Cassentini and Kasper. The Board has approved a charter for the Compensation Committee, which is available on the Company’s website: www.fiberstars.com.

The Compensation reviews and recommends to the Board corporate goals and objectives relevant to compensation of the chief executive officer, evaluates his performance in light of such goals and objectives and sets his compensation level based on this evaluation; develops and monitors compensation arrangements for executive officers of the Company, including review and approval of individual compensation; recommends to the Board guidelines for the review of the performance and establishment of compensation and benefit policies for all other employees; makes recommendations regarding compensation plans and policies; administers the Company’s stock option plans and other compensation plans; and makes recommendations to the Board regarding compensation of the Board of Directors. The authority of the Compensation Committee may be delegated to a subcommittee of the Compensation Committee, consisting of one or more Directors. The Chief Executve Officer may provide recommendations regarding compensation of other Executive Officers. The Compensation Committee is empowered to retain consultants for advice on compensation matters. The Compensation Committee did not retain any such consultants during the year 2006.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors currently consists of Philip Wolfson, Michael Kasper and Ron Casentini. No director serving on the Compensation Committee is or has been an officer or employee of the Company or any of the Company’s subsidiaries. No interlocking relationships exist between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

Required Vote

The seven nominees receiving the highest number of votes at the Annual Meeting will be elected as directors of the Company.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Company’s Common Stock as of April 15, 2007 as to (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each of the Company’s directors, (iii) the Company’s Chief Executive Officer and each of the Company’s executive officers (“Named Executive Officers”), and (iv) all executive officers and directors of the Company as a group. Unless otherwise specified, the address for each officer and director is 32000 Aurora Road, Solon, OH 44139.

The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, special attention should be given to the footnotes.

	Shares Beneficially Owned(1)
Name and Address	Number	Percent of Outstanding Common Stock(2)
5% Shareholders:
Welch & Forbes LLC
45 School St.
Boston, MA 02108(3)	1,003,564	8.8%
Diker Management, LLC
745 Fifth Avenue, Suite 1409
New York, New York 10151 (4)	787,929	6.9%
Directors and Named Executive Officers:
John M. Davenport (5)	281,790	2.4%
John B. Stuppin (6)	224,941	2.0%
Jeffrey H. Brite (7)	54,000	*
Ronald A. Casentini (8)	19,166	*
Michael Kasper (9)	26,416	*
Paul von Paumgartten(10)	26,166	*
David N. Ruckert (11)	278,073	2.4%
Philip Wolfson (12)	71,307	*
Roger Buelow (13)	68,706	*
Robert Connors (14)	81,250	*
Ted des Enfants (15)	26,562	*
Barry R. Greenwald (16)	75,085	*
All executive officers and directors as a group (12) persons) (17)	911,048	8.8%
______________
*Less than one percent

(1) To Fiberstars’ knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2) Based on 11,473,606 shares outstanding as of April 15, 2007. In addition, shares issuable pursuant to options and warrants which may be exercised within 60 days of April 15, 2007 are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the number of shares considered to be outstanding for the purposes of this table may vary depending on the individuals’ particular circumstances.

(3) Based solely on information provided by Welch & Forbes LLC. in its Form 13F filed with the Securities and Exchange Commission on April 13, 2007, Welch & Forbes LLC has sole voting power with respect to 1,003,564 shares and sole disposition power as to all shares.

(4) Based solely on information in an amended Schedule 13G, filed by Diker Management, LLC with the Securities and Exchange Commission on February 12, 2007, Diker Management, LLC has sole voting power with respect to 787,929 of these shares and sole dispositive power with respect to all of these shares.

(5) Includes 225,833 shares subject to options that are exercisable within 60 days of April 15, 2007.

(6) Includes 74,166 shares subject to options that are exercisable within 60 days of April 15, 2007.

(7) Consists of 54,000 shares subject to options exercisable within 60 days of April 15, 2007.

(8) Consists of 19,166 shares subject to options that are exercisable within 60 days of April 15, 2007.

(9) Consists of 26,416 shares subject to options that are exercisable within 60 days of April 15, 2007.

(10) Consists of 26,166 shares subject to options exercisable within 60 days of April 15, 2007.

(11) Includes 25,000 shares subject to options exercisable within 60 days of April 15, 2007.

(12) Includes 45,416 shares subject to options exercisable within 60 days of April 15, 2007.

(13) Includes 35,729 shares subject to options exercisable within 60 days of April 15, 2007.

(14) Includes 76,250 shares subject to options exercisable within 60 days of April 15, 2007.

(15) Consists of 26,562 shares subject to options exercisable within 60 days of April 15, 2007.

(16) Includes 66,687 shares subject to options that are exercisable within 60 days of April 15, 2007.

(17) Includes 555,643 shares subject to options that are exercisable within 60 days of April 15, 2007.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Compensation Discussion and Analysis

The Compensation Committee of our Board of Directors has the responsibility for administering our executive compensation program. The Committee reviews and, as appropriate, makes recommendations to the full Board regarding the base salaries and annual cash bonuses for executive officers, and administers our 2004 plan, including the grant of stock options. Where appropriate, we have also entered into employment agreements with certain executive officers.

Compensation Philosophy and Objectives.  Our principal executive compensation policy, which is endorsed by the Committee, is to provide a compensation program that will attract, motivate and retain persons of high quality and will support a long-standing internal culture of loyalty and dedication to the interests of the Company and our shareholders. In administering the executive compensation program, the Committee is mindful of the following principles and guidelines, which are supported by the full Board:

•	Base salaries for executive officers should be competitive.

•	A sufficient portion of annual compensation should be at risk in order to align the interests of executives with those of our shareholders.

•	The variable part of annual compensation should reflect both individual and corporate performance.

•
As a person’s level of responsibility increases, a greater portion of total compensation should be at risk and include more stock-based compensation to provide executives long-term incentives and help to align further the interests of executives and shareholders in the enhancement of shareholder value.

Our executive officers’ compensation currently has three primary components: base salary, annual cash bonuses and stock-based awards granted pursuant to our 2004 plan. In addition, executive officers receive certain benefits that are specifically provided for in their employment agreements or are generally available to all salaried employees. We do not have any defined benefit pension plans, nonqualified deferred compensation arrangements or supplemental retirement plans for our executive officers.

For each executive officer, the Committee determines the appropriate level for each compensation component based in part, but not exclusively, on its view of competitive market factors, internal equity and consistency, and other considerations deemed relevant, such as rewarding extraordinary performance. Our Chief Executive Officer provides the Committee with recommendations for executive officers other than himself, which the Committee reviews and approves as submitted or with revisions, if any. The Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid compensation, between cash and non-cash compensation, or among different forms of non-cash compensation, and has not sought to formally benchmark our compensation against that of our peers.

Salary increases for Messrs. Davenport, Greenwald, des Enfants, Buelow and Connors in 2006 were 0%, 0%, 0%, 28% and 15%, respectively. Salary increases for Messrs. Davenport, Greenwald, des Enfants, Buelow and Connors effective in 2007 are 0%, 0%, 0%, 0% and 0%, respectively. In determining these increases, the primary factors considered were increases in the cost-of-living, the officers’ individual performances, the growth of the Company, changes in their duties and responsibilities and period of time since their last review.

Base Salary. Base salaries for executive officers are based on a review of salaries for similar positions requiring similar qualifications in similar industries. In determining executive officer salaries, the Compensation Committee has approved the use by management of information from salary surveys.

The President and Chief Executive Officer annually assesses the performance of all other executive officers and recommends salary increases to the Compensation Committee based on a number of factors such as performance evaluations, comparative data and other relevant factors. The Compensation Committee then reviews and approves the increases for any person with total annual compensation over $100,000.

In addition to reviewing performance evaluations, the Compensation Committee also reviews the financial condition of Fiberstars in setting salaries.

Bonus Incentive Plan. The Compensation Committee administers an incentive plan to provide additional com-pensation to executives who meet established performance goals. In consultation with the President and Chief Executive Officer, the Compensation Committee annually determines the total amount of cash bonuses available for executive officers and certain other management employees. For fiscal 2006, awards under this bonus plan were contingent upon Fiberstars’ attainment of operating profit targets set by the Compensation Committee in consultation with the President and Chief Executive Officer. The target amount of bonuses for senior executive officers was set by the Compensation Committee. Awards are weighted so that higher awards are received when Fiberstars’ performance reaches maximum targets, smaller awards are received when Fiberstars’ performance reaches minimum targets and no awards are made when Fiberstars does not meet minimum performance targets. After the total eligible bonus pool is determined, annual incentives are paid to executive officers, based on their individual performance as determined by Fiberstars’ President and Chief Executive Officer. Fiberstars’ performance in fiscal 2006 was not on target, and no bonuses were paid under this bonus incentive plan. Consistent with Fiberstars’ objective of aligning compensation with performance, the Compensation Committee anticipates that future bonus payments will be based on specific targets and performance.

Each of our executive officers is eligible to receive annual cash bonuses based on determinations made by the Committee. Except in the case of Mr. Davenport, the Company has not historically adopted a formal or informal annual bonus plan with preset criteria and targets. Rather, the determination to pay a cash bonus, if any, is made after the year end based on the Committee’s subjective judgment with respect to the past performance of the individual or on the individual’s attainment of quantified performance goals during the year. In either such case, the bonus may be based on the specific accomplishments of the individual or on the overall success of the Company, or both. However, for 2007, the Committee has adopted a plan pursuant to which target bonuses of 20% of base salary for executive officers, other than Mr. Davenport, will be based on combination of set criteria for the Company, as well as individual goals. No bonuses will be payable under the plan unless the Company’s goal of positive cash flow, as determined by the Committee, is achieved. If this goal is achieved, each participant will receive one-third of the target bonus. An additional one-third of the target bonus will be paid if the company achieves EFO sales of $12 million for the year, and another third of the target will be awarded based on personal performance against expectations. In the case of Mr. Davenport, his employment agreement provides for an objective annual cash bonus based on our planned profit and EFO revenue growth. Mr. Davenport’s bonus for 2007 will be determined in the same manner as the other executive officers, with a target bonus of 50% of base salary.

The only discretionary cash bonus for individual performance and accomplishments awardedto an executive officer during 2006, was awarded to Mr. Beulow. Mr. des Enfants received an incentive payment related to EFO sales levels.

Stock Options. The Compensation Committee believes that employee equity ownership provides significant motivation to executive officers to maximize value for Fiberstars’ shareholders and, therefore, periodically grants stock options under Fiberstars’ 2004 Stock Incentive Plan at the then current market price. The Compensation Committee administers the Company’s 2004 Stock Incentive Plan. Stock options will only have value if Fiberstars’ stock price increases over the exercise price.

The Compensation Committee grants options to executive officers after consideration of recommendations from the President and Chief Executive Officer. Recommendations for options are based upon the relative position, responsibilities of each executive officer, previous and expected contributions of each officer to Fiberstars, previous option grants to such executive officers and customary levels of option grants for the respective position in other comparable companies. Options generally vest over a four-year period at a rate of 25% per year. In 2001, executive officers were granted options under a Time Accelerated Restricted Stock Award Plan (“TARSAP”) within the 1994 Stock Option Plan with a seven year vesting period. The vesting of these options can be accelerated upon achievement of Fiberstars and individual objectives during the fiscal year 2006. As a result of not achieving these objectives in 2006, the TARSAP options have not qualified for accelerated vesting, but roll forward to a future year whereupon the vesting may be accelerated if the objectives for that future year are met. Consistent with the Company’s objective of aligning compensation with performance, the Company anticipates that future grants to incumbent executive officers will be based on specific targets and performance.

The Committee also administers our 2004 plan to provide stock-based incentives to our key employees, including executive officers. Grants of stock options, restricted shares of stock, and other possible stock-based compensation are based on each individual’s position within the company, level of responsibility, past performance, and expectation of future performance. In determining the number of stock-based awards to be granted to each executive officer, the Committee also considers the number of stock-based awards made in prior years to the executive officer.

Grants of stock-based awards to Mr. Davenport are made on or soon after the date that earnings for the preceding calendar year are released. In 2006, Mr. Davenport was entitled to a bonus of 50,000 options if EFO revenues at least doubled and a bonus of 100,000 options if EFO revenues tripled. Pursuant to this agreement, Mr. Davenport was awarded options to purchase 50,000 shares in April 2007.  The Committee also may make grants to executive officers at other times during the year in connection with new hires or promotions. The exercise price for stock options is set at the closing per share market price of our common stock on the date of grant.

Our stock-based compensation policies have been impacted by the implementation of SFAS 123(R). Generally, SFAS 123(R) requires all stock-based payments to employees, including grants of employee stock options, to be expensed based on their fair values over the vesting period.

The stock options granted to the other executive officers in 2006 and to date in 2007, respectively, vest in four annual installments.

Section 162(m). Section 162(m) of the Internal Revenue Code and related Treasury Department regulations limits Fiberstars’ ability to deduct certain compensation in excess of $1,000,000 paid to Fiberstars’ chief executive officer and each of the four other most highly compensated executive officers. Fiberstars’ 1994 Stock Option Plan and 2004 Stock Incentive Plan are structured to permit awards under the plan to qualify as performance-based compensation and to maximize the tax deductibility of the awards so long as the options are granted by a committee whose members are non-employee directors. Fiberstars expects that the Compensation Committee will be comprised of non-employee directors, and that, to the extent the Compensation Committee is not so constituted for any period of time, the options granted during such period will not be likely to result in compensation exceeding $1,000,000 in any year. The Compensation Committee does not believe that other components of Fiberstars’ compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. In the future, the Compensation Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The Compensation Committee’s policy is to qualify its execu-tive compensation for deductibility under applicable tax laws as practicable.

Base Salaries.  The Committee determines levels of the executive officers’ base salaries so as to be competitive with amounts paid to executives performing similar functions in comparable size non-durable manufacturing companies. The amount of each executive’s annual increase in base salary, if any, is based on a number of largely subjective factors, including changes in the individual’s duties and responsibilities, the personal performance of such executive officer, the performance of the company, cost-of-living increases, and such other factors as the Committee deems appropriate, including the individual’s overall mix between fixed and variable compensation and between cash and stock-based compensation.

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for 2006 earned by our President and Chief Executive Officer, our Chief Financial Officer and our three other executive officers:

						Change in
						Pension
						Value and
						Non-
					Non-Equity	Qualified
					Incentive	Deferred	All
				Option	Plan	Compensation	Other
Name and Principal		Salary	Bonus	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)(1)	($)(2)	($)(3)	($)	($)(4)	($)

John M. Davenport	2006	250,000	--	294,039	--	—	773	544,812
President and Chief Executive Officer
Barry R. Greenwald	2006	202,000	—	34,788	—	—	1,113	237,901
President — Pool & Spa Division
Ted des Enfants	2006	175,000	—	57,768	12,550	—	258	245,576
Vice President, U.S. Commercial Sales
Robert A. Connors	2006	191,000	—	52,703	—	—	808	244,511
Vice President, Finance Chief Financial Officer
Roger Buelow	2006	140,000	10,000	38,603	—	—	258	188,861
Vice President Chief Technology Officer

(1)	Reflects discretionary bonuses earned in 2006.

(2)
Reflects the dollar amount of expense recognized for financial reporting purposes in 2006 with respect to stock option awards in accordance with FSAS 123(R) and thus, in the case of option awards, includes amounts from awards granted in and prior to 2006. The method and assumptions used to determine the amount of expense recognized for options is set forth in Note 9 to our consolidated financial statements included in our annual report on Form 10-K.

(3)	Reflects bonus earned in 2006 and paid in 2007.

(4)	Includes company contributions to a life insurance policy.

Grants of Plan-Based Awards

The following table sets forth information with respect to stock option awards granted to the named executive officers during 2006:
All Other
Option
								Awards:	Exercise	Grant
		Estimated Possible Payouts			Estimated Future Payouts			Number of	or Base	Date Fair
		Under Non-Equity Incentive			Under Equity Incentive			Securities	Price of	Value of
		Plan Awards			Plan Awards			Underlying	Option	Stock and
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Options	Awards	Option
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	($/Sh)	Awards($)

John M. Davenport		—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—
Barry Greenwald		—	—	—	—	—	—	—	—	—
Ted des Enfants	7/7/2006	—	—	—	—	—	—	10,000	7.33	$37,360
	12/5/2006							20,000	5.87	$56,480
Robert A. Connors	7/7/2006	—	—	—	—	—	—	20,000	7.33	$74,720
Roger Buelow		—	—	—	—	—	—	—	—	—
Michael Morrison		—	—	—	—	—	—	—	—	—
Bernard Mann		—	—	—	—	—	—	—	—	—

(1)
Such stock options vest as to 25% of the shares covered by the respective options on each anniversary of the grant date, becoming fully vested on the fourth anniversary of the date of grant. Under the terms of the Company’s 2004 Stock Incentive Plan, the Board of Directors or a duly appointed committee of the Board retains the discretion, subject to certain limitations within the Option Plan, to modify, extend, or renew outstanding options and to reprice outstanding options, and to accelerate the vesting of options in the event of any merger, consolidation, or reorganization in which the Company is not the surviving corporation. Options may be repriced by canceling outstanding options and reissuing new options with an exercise price equal to the fair market value on the date of reissue which may be lower than the original exercise price of such canceled options.

(2)	Based on 330,000 options granted to employees in Fiscal 2006.

(3)	The exercise price on the date of grant was equal to 100% of the fair market value on the date of grant.

(4)	Subject to earlier termination upon certain events related to termination of employment.

(5)
The grant date present value is based on a Black-Scholes calculation using the following assumptions: time of exercise: 4.0 years; risk-free interest rate: 4.5 - 5.1%; volatility: 57%; dividend yield: none.

Option Exercises and Stock Vested

None of the named executive officers exercised stock options or had stock awards vest in 2006.

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to the value of all unexercised options as of December 31, 2006:

	Option Awards

			Equity
			Incentive
			Plan
			Awards:
	Number of	Number of	Number of
	Securities	Securities	Securities
	Underlying	Underlying	Underlying
	Unexercised	Unexercised	Unexercised	Option
	Options	Options	Unearned	Exercise	Option
	(#)	(#)	Options	Price	Expiration
Name	Exercisable	Unexercisable	(#)	($)	Date

John M. Davenport	—	10,000(1)	—	4.50	02/27/12
	100,000	—		3.96	07/01/12
	15,000	5,000(2)		7.23	12/04/13
	10,000	10,000(3)		7.23	05/19/14
	87,500	112,500(4)		9.60	06/28/15

Barry Greenwald	10,000	—	—	4.50	12/03/09
	12,000	—		5.875	12/16/09
	5,000	—		4.75	12/31/07
	30,000	—		5.50	02/28/13
	9,062	5,938(5)		7.00	10/28/14

Ted des Enfants	17,708	7,292(3)	—	6.50	05/19/14
	4,375	10,625(6)		9.50	12/09/15
	2,500	7,500(6)		7.33	12/09/16
--		20,000(7)		5.87	12/05/16

Robert A. Connors	10,000	—	—	4.50	12/03/09
	50,000	—		4.00	09/02/13
	11,250	3,750(2)		7.23	12/04/13
	5,000	15,000(6)		7.33	12/09/16

Roger Buelow	5,000	—	—	3.80	07/25/12
	18,750	—		3.35	02/19/13
	10,937	14,063(8)		10.64	07/01/15

(1)	Options will vest on February 28, 2009

(2)	Options will vest on December 4, 2007

(3)	Options will vest on May 19, 2008

(4)	Options will vest on June 28, 2009

(5)	Options will vest on October 28, 2007

(6)	Options will vest on December 9, 2009

(7)	Options will vest on December 5, 2010.

(8)	Options will vest on July 1, 2009

Equity Compensation Plan Information

The following table sets forth information with respect to our equity compensation plans as of December 31, 2006:

			Number of Shares
	Number of Shares to be Issued	Weighted Average Exercise	Remaining
	Upon Exercise of Outstanding	Price of Outstanding Options,	Available for
Plan Category	Options, Warrants and Rights	Warrants and Rights	Future Issuance

Equity compensation plans approved by security holders	1,293,479	$6.94	189,013
Equity compensation plans not approved by security holders	8,060	4.30	—

Total	1,301,539	$6.92	189,013

Employment Agreements

We have an employment agreement with Mr. Davenport.  Mr. Davenport receives a base salary of $250,000 per year. He is also eligible to receive a minimum bonus of 25% of his base salary if the the Company achieves the operating income plan established for each year, or up to a maximum bonus of 50% of his base salary if the Company exceeds the operating income plan. Each year the operating income plan is negotiated between Mr. Davenport and the Board of Directors. On July 1, 2005, Mr. Davenport received an option to purchase 200,000 shares of our common stock at an exercise price equal to the closing price of the Registrant’s common stock on the date of grant. This option vests as to 25% of the shares on each anniversary of the grant date, becoming fully vested on the fourth anniversary. Mr. Davenport is also eligible to receive additional options to purchase from 50,000 shares up to 100,000 shares of our common stock, to be granted on each of December 31, 2006 and December 31, 2007, if the Registrant achieves certain revenue targets for the fiscal years ended December 31, 2006 and 2007, respectively.

On September 13, 2005, the Compensation Committee of the Board of Directors of the Registrant (the “Compensation Committee”) and the Board of Directors (the “Board”) approved the form of Management Continuity Agreement to be entered in to with each of Robert A. Connors, Ted des Enfants, Barry R. Greenwald and Roger Buelow.  Under these agreements, each of these officers is entitled to receive severance payments in the event his employment with us is terminated without cause, or if such officer terminates his employment following a material reduction in his responsibilities inconsistent with his position and past responsibilities and under certain other conditions, including under certain conditions following a change in control as such term is defined in their agreements. Each individual will receive severance payments for a period of months equal to the total number of years he was employed with Fiberstars.  The amount of each individual’s monthly severance payment will equal the total monthly salary he was receiving immediately prior to the termination of his employment plus the average commission or other contingent compensation received during the preceding twelve months, excluding equity compensation.

As set forth in the table below, in the event of a change of control of the Company or within 3 years of the effective date of the Management Continuity Agreement, each of the named Executives are likely to receive the amounts as shown.

Potential Payments Upon Termination or Change of Control

Regardless of the manner in which an executive officer’s employment terminates, including upon death, disability or termination for cause, he is entitled to receive amounts earned during his term of employment. Such amounts include:

•	salary through the date of termination;

•	stock-based compensation in which he has vested; and

•	unused vacation pay.

The following table summarizes the estimated severance payments to be made under each employment agreement, plan or arrangement which provides for payments to an executive officer at, following or in connection with a termination of employment due to voluntary resignation, involuntary termination not for cause, death or disability or change in control:

	Voluntary	Involuntary Termination		Termination
	Termination	without		with
	without Change	Change in	Death or	Change in
	in Control	Control	Disability	Control
Employee	($)	($)	($)	($)

John M. Davenport
Severance(1)	—	392,163	—	392,163
Accelerated Vesting of Stock-Based Awards (2)	—	—	—	147,600
Barry Greenwald
Severance(1)	—	308,996	—	308,996
Accelerated Vesting of Stock-Based Awards	—	—	—	—
Ted des Enfants
Severance(1)	—	92,847	—	92,847
Accelerated Vesting of Stock-Based Awards	—	—	—	—
Robert A. Connors
Severance(1)	—	137,535	—	137,535
Accelerated Vesting of Stock-Based Awards	—	—	—	—
Roger Buelow
Severance(1)		99,592	—	99,592
Accelerated Vesting of Stock-Based Awards	—	—	—	—

(1)	The estimated severance payments are based on base salaries plus commission draw as at December 31, 2006.

(2)
The estimated value of accelerated vesting of stock-based awards is based on the non-vested options held by Mr. Davenport on December 31, 2006 and the closing per share market price of our common stock on that date.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the proxy statement.

COMPENSATION COMMITTEE

Philip Wolfson. Chairman
Michael Kasper
Ronald A. Casentini

DIRECTOR COMPENSATION

We use a combination of cash and stock-based awards to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that our directors expend in fulfilling their duties, as well as the skill-level required by us for members of our Board.

The following table sets forth the annual compensation for directors who are not also employees:

Annual Retainer	$12,000
Additional Annual Retainers:
Board Chairman	$28,000
Audit Committee & Governance Committee Chairman	$8,000
Compensation Committee Chairman	$3,000

Under the terms of the Company’s 2004 Stock Incentive Plan, each newly appointed non-employee director receives an option to purchase 10,000 shares of Common Stock at an exercise price of 100% of the fair market value of the stock on the date of grant, which option vests in twelve equal monthly installments following the date of grant. In addition, following each annual meeting of the Company’s shareholders, each non-employee director who will continue to serve as a member of the Board of Directors automatically receives an option to purchase 7,000 shares of Common Stock at an exercise price of 100% of the fair market value of the stock on the date of grant, which option vests in twelve equal monthly installments following the date of grant, and each of the Chairman of the Board and the Chairman of the Audit Committee are to receive an additional option to purchase 3,000 shares under the same terms. Starting in 2007, the Chairman of the Governance Committee will receive an additional 3,000 shares under the same terms.

The following table summarizes the compensation paid to non-employee directors during 2006:

	Fees				Change in Pension Value And Nonqualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards(1)	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)

John B. Stuppin	40,000	—	44,885	—	—	—	84,885
Michael Kasper	20,000	—	31,420	—	—	—	51,420
Ronald A. Casentini	20,000	—	65,998	—	—	—	85,998
Phillip Wolfson	15,000	—	31,420	—	—	—	46,420
David N. Ruckert	---	—	109,189	—	—	120,000	229,189
Jeffrey H. Brite	12,000	—	31.420	—	—	50,000	93,420
Paul von Paumgartten	12,000	—	31,420	—	—	—	43,420

(1)
Reflects the dollar amount recognized for financial reporting purposes for 2006 in accordance with FSAS 123(R), which equates to the fair value of the immediately vested option awards on the date of grant. The method and assumptions used to determine the amount of expense recognized for options is set forth in Note 9 to our consolidated financial statements. As of December 31, 2006, each director had the following number of options outstanding: Mr. Stuppin, 10,000; Mr. Casentini, 10,000; Mr. Kasper, 7,000; Mr. Wolfson, 7,000, Mr. Ruckert 35,000, Mr. Brite, 7,000 and Mr. von Paumgartten, 7,000.

CERTAIN TRANSACTIONS

The Company entered into a consulting agreement with Jeffrey H. Brite, a member of its Board of Directors until March 7, 2007, with an effective date of November 1, 2004. As a consultant under this agreement, Mr. Brite was to assist the Company’s President and Vice President of Sales in identifying, contacting and making introductions to key building project personnel in a position to facilitate the purchase of Company products. Under this agreement the Company (i) granted Mr. Brite fully vested options to purchase 40,000 shares of its Common Stock at a per share exercise price of $7.23, (ii) agreed to pay Mr. Brite an annual cash payment of $50,000 to be paid in equal quarterly payments during each of the calendar years 2005, 2006 and 2007. The agreement was terminated in connection with Mr. Brite’s resignation.

The Company entered into a consulting agreement with Gensler Architecture, Design & Planning, P.C., a New York Professional Corporation, or Gensler, effective November 1, 2004 through December 15, 2007. Mr. Jeffrey H. Brite, a member of our Board of Directors until March 7, 2007, is an employee of Genlser. Under this consulting agreement Gensler provides contract services to the Company in the areas of fixture design and marketing targeted at expanding the market for our EFO™ products. Gensler has agreed to assist Fiberstars’ marketing group with matters of structure, procedure and practices as they relate to the design, real estate and procurement communities, and to advise Fiber-stars on strategies to enhance its visibility and image within the design and construction community as a manufacturer of preferred technology. Fiberstars has agreed to compensate Gensler with a one-time cash payment of $60,750 for services delivered in advance of the completion of the negotiation of the consulting agreement, $50,000 annual cash payments to be paid in quarterly installments of $12,500 in arrears for each of the calendar years 2006, 2007 and 2007, and an option to purchase 75,000 shares of Common Stock at a per share exercise price of $6.57, vesting over 3 years. For the fiscal year ended December 31, 2004, the Company paid Gensler $60,750 for services performed.

Effective February 3, 2006, the Company entered into a consulting agreement with Mr. Ruckert which provided for nine months of assistance with marketing of the Company's EFO products, at a cost of $10,000 per month. In addition, Mr Ruckert was to be granted options to purchase 32,000 common stock of the Company if an amendment to the 2004 Plan, authorizing additional shares, was approved by shareholders at the 2006 annual meeting. Such shares were granted following the shareholder approval of the amendment of the 2004 Plan. On November 30, 2006, the Company entered into an amendment of the consulting agreement. Pursuant to the terms of the amendment, the term was extended for a period of up to an additional 12 months, at the same monthly compensation. The agreement may be terminated by the Company on 30 days' notice.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file certain reports regarding ownership of, and transactions in, the Company’s securities with the Securities and Exchange Commission (the “SEC”). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that, except as provided below, all filing requirements applicable to the Company’s executive officers, directors and more than 10% stockholders were complied with for 2006. Messrs. Ruckert and des Enfants each failed to timely file a Form 4 in 2005 regarding a December option grant. These forms were filed in 2006.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit and Finance Committee of the Board of Directors has appointed the firm of Grant Thornton LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2007, and recommends that shareholders vote for ratification of this appointment. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be able to respond to appropriate questions from the shareholders. Although shareholder ratification of the Company’s independent auditors is not required by the Company’s Bylaws or otherwise, the Company is submitting the selection of Grant Thornton LLP to the shareholders for ratification to permit shareholders to participate in this important corporate decision.

Principal Accountant Fees and Services

The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of Fiberstars’ annual financial statements for 2005 and 2006, and fees billed for other services rendered by Grant Thornton LLP in 2005 and 2006.

		Year Ended December 31,
	2006	2005
Audit Fees	$534,053	$295,084
Audit-Related Fees	---	---
All Other Fees(1)	---	120,606
Total	$534,053	$415,690

(1) All Other Fees paid to Grant Thornton consisted of review of the Company’s S-3 filed in 2005.

Pre-Approval Policies and Procedures
It is the Company’s policy that all audit and non-audit services to be performed by Fiberstars’ principal auditors be approved in advance by the Audit and Finance Committee.

Required Vote
The ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote, together with a majority of the required quorum. In the event ratification is not obtained, the Audit and Finance Committee will review its future selection of the Company’s independent auditors but will not be required to select different independent auditors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
FOR THE 2008 ANNUAL MEETING

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2007 Annual Meeting of Shareholders must be received by the Company no later than December 31, 2007 to be considered for inclusion in the proxy statement and form of proxy relating to such meeting.

Pursuant to Rule 14a-4(c)(1) of the Exchange Act, the Company’s proxy for the 2007 Annual Meeting of Shareholders may confer discretionary authority to vote on any proposal submitted by a shareholder submitted by a shareholder if written notice of such proposal is not received by the Company at its offices at 32000 Aurora Road, Solon, Ohio 44139, on or before March 16, 2008, or, if the 2008 Annual Meeting of Shareholders is held more than 30 days before or after June 14, 2008, within a reasonable time before the mailing of the Company’s proxy materials for the 2008 Annual Meeting of Shareholders.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ JOHN M. DAVENPORT
JOHN M. DAVENPORT
President and Chief Executive Officer

Dated: May 1, 2007

The Company’s 2006 Annual Report on Form 10-K has been mailed with this Proxy Statement. The Company will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting shareholder. Shareholders may make such request in writing to the Company at 32000 Aurora Road, Solon, Ohio 44139, Attention: John M. Davenport. The request must include a representation by the shareholder that as of May 11, 2007, the shareholder was entitled to vote at the Annual Meeting. The exhibits are available in electronic form in the EDGAR database at www.sec.gov.